SUB-ITEM 77D


The Bond Series, Core Equity Series, Emerging Growth Series, Emerging
Markets Equity Series, Global Growth Series, Government Securities Series, Research Series,Research International Series, Strategic Income Series, and Utilities Series, each a series of MFS/Sun Life Series Trust,deleted disclosure concerning active and frequent trading in the Principal Investment Policies and Strategies and Principal Risks of an Investment sections, as described in the prospectus contained in Post-Effective Amendment No. 37 to the Registration Statement (File Nos. 2-83616 and 811-3732), as filed with the Securities and Exchange Commission via EDGAR on April 28, 2006, under Rule 485 under the Securities Act of 1933. Such description is incorporated herein by reference.

The Capital Appreciation Series, a series of MFS/Sun Life Series Trust, added disclosure concerning emerging markets risk in the Principal Risks of an Investment section, as described in the prospectus contained in Post-Effective Amendment No. 37 to the Registration Statement (File Nos. 2-83616 and 811-
3732), as filed with the Securities and Exchange Commission via EDGAR on April 28, 2006, under Rule 485 under the Securities Act of 1933. Such description is incorporated herein by reference.

The Core Equity Series, a series of MFS/Sun Life Series Trust, added disclosure concerning undervalued companies risk in the Principal Risks of an Investment section, as described in the prospectus contained in Post-Effective Amendment No. 37 to the Registration Statement (File Nos. 2-83616 and 811-3732), as filed with the Securities and Exchange Commission via EDGAR on April 28, 2006, under Rule 485 under the Securities Act of 1933. Such description is incorporated herein by reference.

The Government Securities Series, a series of MFS/Sun Life Series Trust, expanded disclosure concerning credit risk, under the Mortgage-Backed Securities and Collateralized Mortgage Obligations Risk heading, in the Principal Risks of an Investment section, as described in the prospectus contained in Post-Effective Amendment No. 37 to the Registration Statement (File Nos. 2-83616 and 811-3732), as filed with the Securities and Exchange Commission via EDGAR on April 28, 2006, under Rule 485 under the
Securities Act of 1933.  Such description is incorporated herein by reference.

The Massachusetts Investors Trust Series, a series of MFS/Sun Life Series Trust, added disclosure concerning over-the-counter risk in the Principal Risks of an Investment section, as described in the prospectus contained in Post-Effective Amendment No. 37 to the Registration Statement (File Nos. 2-83616 and 811-3732), as filed with the Securities and Exchange Commission via
EDGAR on April 28, 2006, under Rule 485 under the Securities Act of 1933.
Such description is incorporated herein by reference.




The Strategic Growth Series, a series of MFS/Sun Life Series Trust, added disclosure concerning active and frequent trading in the Principal Investment Policies and Strategies and Principal Risks of an Investment sections, as described in the prospectus contained in Post-Effective Amendment No. 37 to the Registration Statement (File Nos. 2-83616 and 811-3732), as filed with the Securities and Exchange Commission via EDGAR on April 28, 2006, under
Rule 485 under the Securities Act of 1933. Such description is incorporated herein by reference.

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